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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of report (Date of earliest event reported)             JANUARY 7, 1999



                    THE SOURCE INFORMATION MANAGEMENT COMPANY
             (Exact name of Registrant as specified in its charter)



                                    MISSOURI
                 (State or Other Jurisdiction of Incorporation)


    0-26238                                                   43-1710906
(Commission File Number)                       (IRS Employer Identification No.)


      11644 LILBURN PARK ROAD, ST. LOUIS, MISSOURI                 63146
       (Address of principal executive offices)                  (Zip Code)


                                 (314) 995-9040
              (Registrant's telephone number, including area code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On January 7, 1999, Registrant acquired U.S. Marketing Services, Inc., a Delaware corporation ("U.S. Marketing"), in a merger transaction by a subsidiary of Registrant for 1,926,719 shares of Registrant's Common Stock and 1,473,281 shares of Registrant's Class A Convertible Preferred Stock ("Class A Preferred") pursuant to an Agreement and Plan of Merger. U.S. Marketing was the holding company of Brand Manufacturing Corporation, a New York corporation ("Brand"), and its affiliated companies. The shareholders of U.S. Marketing were Jonathan
J. Ledecky ("Ledecky"), James R. Gillis and Monte Weiner (collectively, "U.S. Marketing Shareholders"). The purchase price was determined by arm's length negotiations between the parties. The Class A Preferred will convert into an equal number of shares of Registrant's Common Stock upon receipt of shareholder approval of the conversion; if shareholder approval is not received, the Class A Preferred will be convertible, at the option of the holders thereof, into demand debt of Registrant aggregating $11,388,462. Registrant will seek shareholder approval of the conversion into Registrant's Common Stock as soon as practicable, and a number of Registrant's shareholders have granted S. Leslie Flegel, Chairman and CEO of Registrant ("Flegel"), and William H. Lee, Jr., Chief Operating Officer and Vice Chairman of Registrant, proxies to approve the conversion. All shares of Common Stock issued pursuant to the U.S. Marketing acquisition (including shares issuable upon conversion of the Class A Preferred) are subject to a one-year lock-up agreement with Registrant, and may be registered under the Securities Act of 1933, as amended, for resale under certain circumstances upon demand of the U.S. Marketing Shareholders. 1,779,383 of such shares held by Ledecky, and 1,360,617 shares of the Common Stock issuable to Ledecky upon conversion of the Class A Preferred, are subject to a two-year voting agreement in favor of Flegel to vote on election of directors and certain other matters; the voting agreement does not cover certain fundamental matters such as mergers, tender offers, sales of assets and the like. The voting agreement will be earlier terminated if Ledecky holds less than 10% of the outstanding Common Stock of Registrant.

    Brand designs and manufactures in-store merchandising units and point-of-purchase displays for retail store chains. Brand's affiliates include The Vail Companies, Inc., a New Jersey corporation, which contracts for removal of old fixtures, and T.C.E. Corporation, a Delaware corporation, which is an in-house trucking company shipping front-end fixtures throughout the United States. Registrant presently intends to continue operating the businesses of Brand and its affiliates. Other than in connection with the acquisition, none of the U.S. Marketing Shareholders, U.S. Marketing or its affiliates has had any material relationship with Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer.

    Also on January 7, 1999, Registrant, through a wholly-owned subsidiary, acquired substantially all the assets and assumed the operating liabilities of Yeager Industries, Inc., a Pennsylvania corporation ("Yeager"), for $707,718 cash and 164,289 shares of Registrant's Common Stock. In addition, Registrant repaid approximately $1,642,282 of Yeager debt at closing. The cash portion of the consideration may be increased by an aggregate of not more than $500,000 based upon the performance of Yeager in fiscal 2000 and 2001. The purchase

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price was determined by arm's length negotiations between the parties. Funds for the acquisition were provided by Registrant's existing $15 million credit facility with Wachovia Bank, N.A. Yeager designs and manufactures in-store merchandising units and point-of-purchase displays for retail store chains. Registrant presently intends to continue operating the Yeager business. Other than in connection with the acquisition, Yeager has not had any material relationship with Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer.

    Registrant hopes to complete the acquisition of MYCO, Inc. ("MYCO") by the end of January or early February 1999, and of Chestnut Display Systems, Inc. and Chestnut Display Systems - North, Inc. (collectively, "Chestnut") as soon as practicable after completion of the audit of Chestnut's December 31, 1998 financial statements. Registrant has previously announced Letters of Intent to acquire assets and assume liabilities of MYCO and Chestnut, which, like Brand and Yeager, are front-end fixture companies. The acquisition of Chestnut remains subject to negotiation of definitive agreements, due diligence and other customary conditions, and the acquisition of MYCO is subject to satisfaction of closing conditions.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial statements of businesses acquired.

    At present, it is impractical for Registrant to provide required financial statements for the U.S. Marketing business, but such financial statements will be filed by an amendment to this report within 60 days after the required time for filing for this report. Financial statements are not required for the Yeager business.

    (b)  Pro forma financial information.

    At present, it is impractical for Registrant to provide required pro forma financial information relative to the U.S. Marketing business, but such financial information will be filed by an amendment to this report within 60 days after the required time for filing for this report. Pro forma financial information is not required for the Yeager business.

    (c)  Exhibits.

    See Exhibit Index attached hereto and incorporated herein by reference.




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  THE SOURCE INFORMATION
                                                  MANAGEMENT COMPANY




Date: January 21, 1999                            By: /s/ W. Brian Rodgers
     --------------------------                      ---------------------------

                                                      W. Brian Rodgers
                                                      Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.  EXHIBIT

1.           Omitted - inapplicable.

2.1 Agreement and Plan of Merger, dated as of January 7, 1999, by and among Registrant, Source-U.S. Marketing Services, Inc., U.S. Marketing and the U.S. Marketing Shareholders, plus identification of omitted schedules and exhibits and agreement to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

2.2 Asset Purchase Agreement, dated as of January 7, 1999, between Registrant and Yeager, plus identification of omitted schedules and exhibits and agreement to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

4.           Certificate of Designation of Class A Preferred Stock of
             Registrant.

16.          Omitted - inapplicable.

17.          Omitted - inapplicable.

20.          Omitted - inapplicable.

23.          Omitted - inapplicable.

24.          Omitted - inapplicable.

27.          Omitted - inapplicable.

99.          Registrant's Press Release issued January 11, 1999.